SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Earliest Event Reported: May 11, 2004



                         THE HALLWOOD GROUP INCORPORATED

             (Exact name of registrant as specified in its charter)


   DELAWARE                          1-8303                          51-0261339

   State or other jurisdiction   (Commission File Number)         (IRS Employer
   of incorporation or                                      Identification No.)
   organization)

3710 Rawlins, Suite 1500
Dallas, Texas                                                             75219
---------------------------------------------- --------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (214) 528-5588

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Amendment to Purchase Agreement

     On April 16, 2004, The Hallwood Group Incorporated ("Hallwood Group"), the indirect sole owner of Hallwood Realty, LLC, the general partner of Hallwood Realty Partners, L.P. (the "Partnership"), and its real estate subsidiaries entered into a purchase agreement, pursuant to which HRPT Properties Trust ("HRPT") will purchase the general partner interest in the Partnership, the 330,432 limited partner units indirectly owned by Hallwood Group, and the interests in each of the other entities through which Hallwood Group holds interests in the Partnership, for an aggregate purchase price of approximately $66,800,000, subject to adjustment in certain circumstances. Hallwood Group and its real estate subsidiaries entered into the purchase agreement in connection with the merger of the Partnership with a wholly-owned subsidiary of HRPT.

     On May 11, 2004, the parties amended the merger agreement and the purchase agreement to correct inadvertent inconsistencies in provisions of the agreements relating to the calculation of the merger consideration, to make other technical changes and to reflect that leases entered into by the Partnership with the consent of HRPT will not affect the purchase price.

     The amendment to the purchase agreement is attached as Exhibit 2.1 to this report.

Amendment to Second Restated Certificate of Incorporation

     Also on May 12, at the Annual Meeting of Stockholders of Hallwood Group, the stockholders approved an amendment to Hallwood Group's Second Restated Certificate of Incorporation. Hallwood Group's Second Restated Certificate of Incorporation contains a provision that limits the amount of stock that may be held by a stockholder, without the approval of the board of directors, to 4.75% of Hallwood Group's outstanding common stock. The purpose of the limitation was to protect Hallwood Group's unutilized federal income tax loss carryovers. The board of directors determined that such a limitation is no longer necessary for these tax reasons and because the restrictions could limit Hallwood Group's flexibility in entering into significant corporate transactions.

     The  amendment  to  the  Second   Restated   Certificate  of
Incorporation is attached as Exhibit 2.2 to this report.

Item 7.           Financial Statements and Exhibits

(c)      Exhibits

2.1* First Amendment to Purchase Agreement, dated as of April 16, 2004, by and among HRPT Properties Trust, HWP GP, LLC, Hallwood Realty, LLC, Hallwood Commercial Real Estate LLC, HWG, LLC, HWG Realty Investors, LLC, HWG 95 Advisors, Inc., HWG 98 Advisors, Inc. and The Hallwood Group Incorporated.

2.2* Amendment to Second Restated Certificate of Incorporation

*    filed herewith


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 14, 2004


                                THE HALLWOOD GROUP INCORPORATED



                                By:     /s/ Melvin J. Melle
                                Name:   Melvin J. Melle
                                Title:  Vice President, Chief Financial Officer
                                        & Secretary

                                  Exhibit Index

2.1* First Amendment to Purchase Agreement, dated as of April 16, 2004, by and among HRPT Properties Trust, HWP GP, LLC, Hallwood Realty, LLC, Hallwood Commercial Real Estate LLC, HWG, LLC, HWG Realty Investors, LLC, HWG 95 Advisors, Inc., HWG 98 Advisors, Inc. and The Hallwood Group Incorporated.

2.2* Amendment to Second Restated Certificate of Incorporation.

*    filed herewith

                                                                     Exhibit 2.1

                     FIRST AMENDMENT TO PURCHASE AGREEMENT


     THIS  FIRST  AMENDMENT  TO  PURCHASE  AGREEMENT,  dated May 11,  2004 (this
"Amendment"), by and among HRPT Properties Trust, a Maryland real estate investment trust ("Parent"), HRP GP, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (the "Successor GP"), Hallwood Realty, LLC, a Delaware limited liability company (the "General Partner"), Hallwood Commercial Real Estate, LLC, a Delaware limited liability company ("HCRE"), HWG, LLC, a Delaware limited liability company ("HWG, LLC"), HWG Realty Investors, LLC, a Delaware limited liability company ("HWG Realty"), HWG 98 Advisors, Inc., a Delaware corporation ("HWG98"), HWG 95 Advisors, Inc., a Delaware corporation ("HWG95") and The Hallwood Group Incorporated, a Delaware corporation ("Group") amends that certain Purchase Agreement, dated as of April 16, 2004 (the "Original Agreement"), among Parent, Successor GP, the General Partner, HCRE, HWG, LLC, HWG Realty, HWG98, HWG95 and Group. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings given in the Original Agreement.

                                    RECITALS:

     The undersigned, being all of the parties to the Original Agreement, have agreed to amend the Original Agreement in order to accurately reflect the parties' agreement as to the Purchase Price payable under the Original Agreement as set forth in this Amendment.

     NOW, THEREFORE, it is agreed:

                                    ARTICLE 1

                      AMENDMENTS TO THE ORIGINAL AGREEMENT

     1.01 Section 2.01(f) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

          (f) As the purchase price for Sellers' Interests conveyed pursuant to this Agreement, Successor GP shall pay to HWG, LLC, on behalf of all the Sellers, an amount equal to the sum of:

               (i) 8.5% of the Gross Merger Consideration, plus

               (ii) the Merger Price multiplied by 330,432 (in the aggregate, the "Purchase Price"), without interest, less any withholding (as provided in Section 6.16). The parties hereto acknowledge and agree that (a) if the Gross Merger Consideration is $245,000,000, then the Purchase Price shall be reduced by an amount equal to the amount by which the Working Capital Adjustment would have reduced the Gross Merger Consideration to less than $245,000,000 but for the parenthetical in the penultimate sentence of Section 2.01(b)(i) of the Merger Agreement and (b) the Purchase Price shall be reduced by any amounts owed by Group to the Partnership.

     1.02 In all other respects, the Original Agreement shall continue in full force and unmodified.

                                    ARTICLE 2

                               GENERAL PROVISIONS

     2.01 Severability. If any term or other provision of this Amendment or the Original Agreement as amended by this Amendment is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other terms and provisions of this Amendment or the Original Agreement, as amended by this Amendment, as applicable, shall nevertheless remain in full force and effect so long as the economic and legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

     2.02 Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     2.03 Entire Agreement; No Third-Party Beneficiaries. The Original Agreement, as amended by this Amendment, and the Merger Agreement constitute the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the transactions contemplated by the Original Agreement, as amended by this Amendment, and the Merger Agreement and are not intended to confer upon any Person other than the parties hereto any rights, remedies, obligations or liabilities.

     2.04 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     2.05 Nonliability of Trustees. THE DECLARATION OF TRUST ESTABLISHING THE PARENT, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HRPT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE PARENT SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE PARENT. ALL PERSONS DEALING WITH THE PARENT, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE PARENT FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

                                HRPT PROPERTIES TRUST


                                By:     /s/ Adam D. Portnoy
                                Name:   Adam D. Portnoy
                                Title:  Executive Vice President


                                HRP GP, LLC


                                By:     /s/ Adam D. Portnoy
                                Name:   Adam D. Portnoy
                                Title:  Executive Vice President


                                HALLWOOD REALTY, LLC


                                By:     /s/ John G. Tuthill
                                Name:   John G. Tuthill
                                Title:  Executive Vice President


                                HWG, LLC


                                By:     /s/ John G. Tuthill
                                Name:   John G. Tuthill
                                Title:  Executive Vice President


                                HWG REALTY INVESTORS, LLC


                                By:     /s/ John G. Tuthill
                                Name:   John G. Tuthill
                                Title:  Executive Vice President

                                HWG 98 ADVISORS, INC.


                                By:     /s/ John G. Tuthill
                                Name:   John G. Tuthill
                                Title:  Executive Vice President


                                HWG 95 ADVISORS, INC.


                                By:     /s/ John G. Tuthill
                                Name:   John G. Tuthill
                                Title:  Executive Vice President


                                HALLWOOD COMMERCIAL REAL
                                ESTATE, LLC


                                By:     /s/ William L. Guzzetti
                                Name:   William L. Guzzetti
                                Title:  President


                                THE HALLWOOD GROUP INCORPORATED


                                By:     /s/ William L. Guzzetti
                                Name:   William L. Guzzetti
                                Title:  Executive Vice President

                                                                     Exhibit 2.2

                            CERTIFICATE OF AMENDMENT
                                       OF
                  SECOND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         THE HALLWOOD GROUP INCORPORATED


     It is hereby certified that:

     1. The name of the corporation The Hallwood Group Incorporated (the "Corporation").

     2. The Second Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Section 1(c) of Article Fourth in its entirety.

     3. The amendment of the Certificate of Incorporation is herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     4. The effective time of the amendment herein certified shall be the date this Certificate of Amendment is duly filed with the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, this Certificate of Amendment has been executed for The Hallwood Group Incorporated by Melvin J. Melle, its Secretary, this 12th day of May 2004.




                                /s/ Melvin J. Melle
                                Melvin J. Melle, Secretary